UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

to

Form 8-K

(Filed: January 19, 2009)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2009

AUSSIE SOLES GROUP, INC.
(Exact name of registrant as specified in its charter)

                      Nevada                                333-139773                      42-1767721

         (State or other jurisdiction)           (Commission File No.)           (I.R.S Employer

                     of incorporation                                                                    Identification No.)

                  350 Wiconisco Street                               Millersburg, PA 10761

  (Address of principal executive offices)                       (Zip Code)

                       Registrant's telephone number, including area code: 717 692 8755

                 64-35 Yellowstone Boulevard (Suite1F), Forest Hills, New York 11375

                           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events-Amended

Item 8.01 - Other Events

The Company in error reported that on January 19, 2009, the Company relocated its corporate office to 477 Clifton Road, Kelowna, British Columbia, V1V 1A6, Canada.

The correct address and phone number of the Company's corporate office are as follows:

Aussie Soles Group, Inc.
350 Wiconisco St
Millersburg, PA 10761

Phone:717 692 8755

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amended report to be signed on its behalf by the undersigned thereunto duly authorized.

AUSSIE SOLES GROUP, INC.

Date:  January 26, 2009

By: /s/ Craig Taplin

_________________

Craig Taplin

President and C.E.O.